Summary Of Estimated Amortized Cost Of Long Term Held-To-Maturity Investments (Detail) - Long Term Investments - Corporate Debt Securities ¥ in Millions, $ in Millions	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Due in 1 year	¥ 0	$ 0	¥ 0
Due in 1 year through 2 years	7,914	1,242	9,690
Due in 2 years through 3 years	0	0	50
Total	¥ 7,914	$ 1,242	¥ 9,740